UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

ERHC ENERGY INC.

(Exact name of registrant as specified in its charter)

Colorado	000-17325	88-0218499
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1570	77056
Houston, TX
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

ERHC Energy Inc. disseminated this press release, attached as exhibit 99.1 hereto, after the close of business on December 14, 2006.

Item 9.01	Exhibits

(c)	Exhibits

99.1	Press Release dated December 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC Energy Inc.

By:	/s/Nicolae Luca
Nicolae Luca, Interim Chief Executive Officer

DATE: December 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 14, 2006